UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 1, 2014

THE EMPIRE DISTRICT ELECTRIC COMPANY

(Exact name of registrant as specified in its charter)

Kansas

(State or other jurisdiction of incorporation)

1-3368	44-0236370
(Commission File Number)	(IRS Employer Identification Number)

602 S. Joplin Avenue, Joplin, Missouri	64801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (417) 625-5100

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e).   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officer.

On May 1, 2014, shareholders of The Empire District Electric Company (the “Company”) approved the adoption of the 2015 Stock Incentive Plan (the “Plan”).  The Plan will become effective on January 1, 2015.  A summary of the Plan is set forth in the Company’s Proxy Statement, filed with the Commission on March 19, 2014. This summary is subject to and qualified in its entirety by reference to the full text of the Plan which is attached to the Proxy Statement as Appendix B and which is hereby incorporated by reference into this Item 5.02(e).

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 1, 2014, the Company held its annual meeting of the Company’s shareholders (the “Annual Meeting”) in Joplin, Missouri. At the Annual Meeting, the shareholders of the Company (1) elected four directors for three year terms, (2) ratified the appointment of PricewaterhouseCoopers LLP as independent auditors for the fiscal year ending December 31, 2014, (3) approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement, (4) approved an amended and restated Employee Stock Purchase Plan, (5) approved the 2015 Stock Incentive Plan and (6) approved an amended and restated Stock Unit Plan for Directors.

The final voting results are set forth below:

	Shares Voted
	For	Against	Abstentions	Broker Non- Votes
Election of directors for a term of three years each:
Kenneth R. Allen	19,490,118	353,024	—	14,016,191
Bradley P. Beecher	19,564,831	278,311	—	14,016,191
William L. Gipson	18,868,060	975,082	—	14,016,191
Thomas M. Ohlmacher	19,541,591	301,551	—	14,016,191

	For	Against	Abstentions	Broker Non- Votes
Ratification of Independent Auditors:	33,377,534	291,613	190,186	—

	For	Against	Abstentions	Broker Non- Votes
Non-binding advisory approval of the compensation of the named executive officers as disclosed in the proxy statement:	16,391,717	2,626,719	824,706	14,016,191

	Shares Voted
	For	Against	Abstentions	Broker Non- Votes
Amended and restated Employee Stock Purchase Plan:	19,163,143	483,194	196,805	14,016,191

	For	Against	Abstentions	Broker Non- Votes
2015 Stock Incentive Plan:	16,276,899	3,337,463	228,780	14,016,191

	For	Against	Abstentions	Broker Non- Votes
Amended and restated Stock Unit Plan for Directors:	18,217,500	1,248,693	376,949	14,016,191

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EMPIRE DISTRICT ELECTRIC COMPANY

	By:	/s/ Laurie A. Delano
		Name:	Laurie A. Delano
		Title:	Vice President - Finance & Chief
Financial Officer

Dated: May 5, 2014